UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2012

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-221-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2012, Full House Resorts, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”) reporting that it had completed the acquisition of all of the outstanding membership interest of Silver Slipper Casino Venture, LLC (the “Silver Slipper”), located in Bay St. Louis, Mississippi.  This Form 8-K/A amends the Initial 8-K to include the audited financial statements of the Silver Slipper and the unaudited pro forma financial information related to the acquisition.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Silver Slipper Casino Venture, LLC for the fiscal years ended December 31, 2011 and December 31, 2010 and the related independent auditor’s report are included as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma financial statements for the fiscal year ended December 31, 2011, and the interim period ended September 30, 2012, are included as Exhibit 99.2.

(d)	Exhibits

23.1	Consent of BDO USA, LLP

99.1	Silver Slipper Casino Venture, LLC financial statements for the fiscal years ended December 31, 2011 and December 31, 2010

99.2	Pro forma financial statements for the fiscal year ended December 31, 2011, and the interim period ended September 30, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: December 7, 2012	/s/ Mark J. Miller
Mark J. Miller
Chief Operating Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

99.1	Silver Slipper Casino Venture, LLC financial statements for the fiscal years ended December 31, 2011 and December 31, 2010

99.2	Pro forma financial statements for the fiscal year ended December 31, 2011, and the interim period ended September 30, 2012

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